Commitments, Contingent Liabilities and Other Matters	12 Months Ended
Dec. 31, 2011
Commitments, Contingent Liabilities and Other Matters
Commitments, Contingent Liabilities and Other Matters

(17) Commitments, Contingent Liabilities and Other Matters

        The Company leases portions of its banking premises and equipment under operating leases. Total rental expense for the years ended December 31, 2011, 2010 and 2009 were $12,200,000, $12,800,000 and $12,600,000, respectively. Future minimum lease payments due under non-cancellable operating leases at December 31, 2011 were as follows:

Fiscal year ending:	Total
(in thousands)
2012	$6,670
2013	5,135
2014	3,962
2015	2,800
2016	2,164
Thereafter	2,741

Total	$23,472

        It is expected that certain leases will be renewed, as these leases expire. Aggregate future minimum rentals to be received under non-cancellable sub-leases greater than one year at December 31, 2011 were $47,100,000.

        Cash of approximately $73,325,000 and $67,745,000 at December 31, 2011 and 2010, respectively, was maintained to satisfy regulatory reserve requirements.

        The Company is involved in various legal proceedings that are in various stages of litigation. Some of these actions allege "lender liability" claims on a variety of theories and claim substantial actual and punitive damages. The Company has determined, based on discussions with its counsel that any material loss in such actions, individually or in the aggregate, is remote or the damages sought, even if fully recovered, would not be considered material to the consolidated financial position or results of operations of the Company. However, many of these matters are in various stages of proceedings and further developments could cause management to revise its assessment of these matters.

        The Company is involved in a dispute related to certain tax matters that were inherited by the Company in its 2004 acquisition of Local Financial Corporation ("LFIN"). The dispute involves claims by the former controlling shareholders of LFIN related to approximately $14 million of tax refunds received by the Company based on deductions taken in 2003 by LFIN in connection with losses on loans acquired from a failed thrift and a dispute LFIN had with the FDIC regarding the tax benefits related to the failed thrift acquisition which originated in 1988. On March 5, 2010, judgment was entered on a jury verdict rendered against the Company in the U.S. District Court for the Western District of Oklahoma (the "Court"). Other than the tax refunds that are in dispute, the Company does not have any other disputes regarding tax refunds received by the Company in connection with the LFIN acquisition. An amended judgment was entered in the case on November 19, 2010, in the amount of approximately $24.25 million and was final and appealable. During December 2010, the Company deposited $24.4 million with the Court in lieu of a supersedeas bond and the Company appealed the judgment. On January 5, 2012, the Court affirmed the judgment rendered on November 19, 2010. The Company has filed a petition for rehearing.

        In October 2010, the Company was named as a defendant in two purported class-action lawsuits, including one filed in the United States District Court for the Southern District of Texas and one filed in the United States District Court for the Southern District of Florida where similar lawsuits against a number of other banks are currently pending in a multi-district proceeding known as "In re Checking Account Overdraft Litigation." The Texas lawsuit was dismissed without prejudice on January 12, 2011, when the parties stipulated to arbitrate the matter. The Florida lawsuit was dismissed without prejudice on September 30, 2011, when the parties settled the matter. The amount expensed by the Company in connection with the settlement of the lawsuit was not significant. The settlement amount of the Florida lawsuit resolved all pending cases against the Company connected with overdraft fees or posting order, and no other substantively similar litigation against the Company or any of its subsidiary banks is known to exist.

        On September 22, 2011, the Company announced the approval of a restructuring plan that resulted in the closing of fifty five (55) in store branches by December 31, 2011. The branch closures were a result of reduced levels of revenue resulting from regulatory changes related to interchange fee income. The branches were closed in order to align IBC's expenses with the reduced levels of revenue, protecting the Company's financial strength while preserving IBC's free products program. This restructuring plan resulted in combined charges to the Company of $5.36 million, before tax, which were recognized in the fourth quarter. The charges are included in "Depreciation of bank premises and equipment" and "Other" in the consolidated statement of income in the Company's consolidated financial statements.